                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act File Number: 811-08134
                                                      ---------

                         Eaton Vance Municipals Trust II
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)

     The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
     -----------------------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 Alan R. Dynner
     The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
     -----------------------------------------------------------------------
                    (Name and Address of Agent for Services)

                                 (617) 482-8260
                                 --------------
                         (Registrant's Telephone Number)

                                   January 31
                                   ----------
                             Date of Fiscal Year End

                                January 31, 2004
                                ----------------
                            Date of Reporting Period

ITEM 1. REPORTS TO STOCKHOLDERS

[EV LOGO]

[GRAPHIC IMAGE]

ANNUAL REPORT JANUARY 31, 2004

[GRAPHIC IMAGE]

                                   EATON VANCE
                                   HIGH YIELD
                                   MUNICIPALS
                                      FUND

[GRAPHIC IMAGE]

                                EATON VANCE FUNDS
                             EATON VANCE MANAGEMENT
                         BOSTON MANAGEMENT AND RESEARCH
                         EATON VANCE DISTRIBUTORS, INC.

                                 PRIVACY NOTICE

     The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:

     - Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

     - None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

     - Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

       For more information about Eaton Vance's privacy policies, call:
       1-800-262-1122.

                                IMPORTANT NOTICE
                              REGARDING DELIVERY OF
                              SHAREHOLDER DOCUMENTS

     The Securities and Exchange Commission permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

     EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

     If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

     Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.


From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures without charge, upon request, by calling 1-800-262-1122. This description is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

EATON VANCE HIGH YIELD MUNICIPALS FUND AS OF JANUARY 31, 2004

LETTER TO SHAREHOLDERS

[PHOTO OF THOMAS J. FETTER]
Thomas J. Fetter
President

Amid the market volatility of recent years, many investors have become more concerned with risk management. That trend has been especially true in the municipal bond market, where the use of bond insurance has become increasingly common. Today, roughly half of all municipal bond issuance is composed of insured bonds. As part of our continuing educational series, we thought it might be helpful to discuss bond insurance and its impact on the municipal market.

THE USE OF BOND INSURANCE HAS GROWN DRAMATICALLY OVER THE YEARS...

Municipal bond insurance was initially developed in 1971, when AMBAC Assurance Corp., the nation's first municipal insurer, offered insurance as a way to guarantee principal and interest payments on bond issues in the event of a bond default. Over the following three decades, the municipal market has witnessed a surge in the use of insurance. For example, in 1980, just 3% of all municipal issuance was insured. However, by late 2003, that figure had risen to roughly 50%. Insurance has clear benefits for purchasers: the elimination of default risk of the underlying issuer, AAA quality ratings and an enhancement of an issue's liquidity. (It's important to note that, while insured bonds are insured as to principal and interest payments, they still remain subject to interest rate and market risks.)

THE MECHANICS OF MUNICIPAL BOND INSURANCE...

We start with the underlying reality that an issuer with a AAA credit rating will pay less in interest expense than an issuer with a lower credit rating. Thus, an issuer must first determine whether purchasing insurance is financially feasible. That is, will the interest savings offset the cost of insurance? If so, the issuer must then qualify for insurance. Just as an individual must qualify for insurance, so must a bond issuer meet certain criteria. The issuer provides key financial data and documents to potential insurers that are then used to assess the issuer's financial strength and underlying fundamentals. If the issuer qualifies, insurance is then effected by "direct purchase," with the payment of a one-time premium by the issuer. The premium fee is calculated as a percentage of the value of the bond issue - typically, around 50 basis points (0.50%), but more if the credit entails higher risk. (An alternative method of purchase involves "elective bidding," in which the insurance is purchased by bond dealers, who determine at the time the bond is sold whether it is more attractive as an insured or uninsured bond.)

IN-DEPTH CREDIT ANALYSIS INCLUDES INSURERS AS WELL AS BOND ISSUERS...

When analyzing municipal bonds, an investor naturally researches the issuer's fundamentals. However, if the bond is insured, the analyst is concerned with the soundness of the insurer as well. At Eaton Vance, analysis of the insured segment is an integral part of our total municipal research effort. Research includes, among other areas, analysis of an insurer's claims-paying ability, its capital structure and the overall quality of its portfolio of policies. Based on claims-paying ability, there are currently six bond insurers rated AAA by Moody's Investors Service, Standard & Poor's and Fitch Ratings - the nation's leading rating agencies.

INSURERS CAN PLAY A VALUABLE ROLE IN STRUCTURING BOND DEALS AND IMPROVING CREDIT QUALITY...

Insurers play an important role in capital formation for municipal borrowers, working closely with municipal officials to forge deals that raise capital for vital projects at affordable interest rates. In so doing, the insurers can help states and municipalities achieve more efficient fiscal management. Insurers often re-structure bond deals by insisting on provisions that are intended to make the deal more secure. That has proved a major benefit to investors in recent years. In a more risk-conscious climate, we believe that an ongoing analysis of the insured market is a necessary discipline to invest successfully in today's municipal market.

                                                        Sincerely,

                                                        /s/ Thomas J. Fetter
                                                        Thomas J. Fetter
                                                        President
                                                        March 10, 2004


MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

EATON VANCE HIGH YIELD MUNICIPALS FUND AS OF JANUARY 31, 2004

MANAGEMENT DISCUSSION

[PHOTO OF THOMAS M. METZOLD]
Thomas M. Metzold
Portfolio Manager

AN INTERVIEW WITH THOMAS M. METZOLD, PORTFOLIO MANAGER OF EATON VANCE HIGH YIELD MUNICIPALS FUND.

Q: TOM, HOW DID THE FUND PERFORM IN THE PAST YEAR?

A: Eaton Vance High Yield Municipals Fund Class A shares had a total return of
   12.25% during the year ended January 31, 2004, the result of an increase in net asset value per share (NAV) from $9.73 on January 31, 2003 to $10.23 on January 31, 2004, and the reinvestment of $0.654 in dividends.(1)

   Class B shares had a total return of 11.44% for the year ended January 31, 2004, the result of an increase in NAV from $9.70 on January 31, 2003 to $10.20 on January 31, 2004, and the reinvestment of $0.578 in dividends.(1)

   Class C shares had a total return of 11.53% for the year ended January 31, 2004.(1) That return was the result of an increase in NAV from $9.00 on January 31, 2003 to $9.47 on January 31, 2004, and the reinvestment of $0.538 in dividends.(1)

   Based on the Fund's most recent dividends and NAVs on January 31, 2004 of $10.23 per share for Class A, $10.20 for Class B, and $9.47 for Class C, the distribution rates were 6.50%, 5.76% and 5.77%, for Class A, Class B and Class C, respectively.(2) The distribution rates of Class A, Class B and Class C are equivalent to taxable rates of 10.00%, 8.86% and 8.88%, respectively.(3)

   The SEC 30-day yields for Class A, Class B and Class C shares at January 31 were 6.09%, 5.64% and 5.63%, respectively.(4) The SEC 30-day yields are equivalent to taxable yields of 9.37%, 8.68% and 8.66%, respectively.(3)

Q: WHAT FACTORS INFLUENCED THE MUNICIPAL MARKET IN THE PAST YEAR?

A: The municipal market turned in a solid showing in 2003. Tax-exempt yields were very attractive to investors at a time when the Treasury market was faltering somewhat in the second half amid signs of a stronger economy. The high-yield municipal market fared especially well. Corporate profits were stronger and even the manufacturing sector showed signs of increased demand. High-yield municipal bonds - many of which are typically more sensitive to a stronger economy - responded favorably. Another factor was a lower default rate. The high-yield default rate, which had risen during the recession and economic slowdown, continued to fall as the overall credit environment continued to improve.

   In this climate, the municipal market slightly outperformed the Treasury market. During 2003, 10-year Treasury bond yields rose from 3.96% to 4.14%. In contrast, yields for 10-year

[SIDENOTE]

FUND INFORMATION
AS OF JANUARY 31, 2004

PERFORMANCE(5)                                          CLASS A   CLASS B   CLASS C
-----------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)

One Year                                                  12.25%    11.44%    11.53%
Five Years                                                 4.41      3.59      3.60
Life of Fund++                                             6.86      5.99      4.75

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year                                                   6.87%     6.44%    10.53%
Five Years                                                 3.39      3.28      3.60
Life of Fund++                                             6.25      5.99      4.75

++Inception dates: Class A: 8/7/95; Class B: 8/7/95; Class C: 6/18/97

FIVE LARGEST SECTOR WEIGHTINGS(6)

Industrial Development Revenue                             17.3%

Other Revenue                                               9.0%

Senior Living/Life Care                                     8.8%

Electric Utilities                                          5.9%

General Obligations                                         5.0%

FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS. For federal income tax purposes, 99.93% of the total dividends paid by the Fund from net investment income during the year ended January 31, 2004 was designated as an exempt-interest dividend.

(1) These returns do not include the 4.75% maximum sales charge for the Fund's Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B or C shares. A portion of the Fund's income may be subject to federal income and/or alternative minimum tax. Income may be subject to state tax.

(2) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value.

(3) After-tax rates assume maximum 35.0% federal income tax rate. Rates do not reflect state taxes. A lower rate would result in lower tax-equivalent yields.

(4) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.

(5) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. Class C 1-year SEC return reflects 1% CDSC.

(6) Five Largest Sector Weightings account for 46.4% of the Portfolio's investments, determined by dividing the total market value of the holdings by the total investments of the Portfolio. Holdings are subject to change.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher.

   municipal bonds DECLINED modestly, from 4.01% to 3.68%. The Lehman Brothers Municipal Bond Index - a broad-based, unmanaged index of municipal bonds - posted a respectable 6.19% total return for the year ended January 31, 2004. (1).

Q: HOW WOULD YOU EVALUATE THE FUND'S PERFORMANCE DURING THE FISCAL YEAR?

A: The Fund performed very well in the past year. The 12.25% return of the Fund's Class A shares outperformed the 7.89% average return of its peer group, the Lipper High Yield Municipal Debt Classification.(1) The Fund was especially helped by the performance of its industrial development revenue
   (IDR) bonds. These economically sensitive bonds, which finance the purchase of plants, land or equipment for industrial issuers, have responded well to the better economic outlook and, most importantly, to improving fundamentals of specific issuers.

   During the economic slowdown and the early stages of the recovery, credit selection within the IDR bond sector has been very important. We attempted to avoid or limit the Portfolio's exposure to many of the problem areas in recent years, and that contributed significantly to the Fund's relative outperformance.

Q: HOW HAVE YOU POSITIONED THE PORTFOLIO IN RECENT MONTHS?

A: IDRs were the Portfolio's largest sector weighting at January 31, at 17.3% of the Portfolio's investments. The Portfolio's IDR investments were diversified among a broad range of industries, including air cargo, paper and packaging, metals, transportation, solid waste removal, retailing and building materials. Other major sector weightings included other revenue, at 9.0%; senior living/life care, at 8.8%; electric utilities, at 5.9%; and general obligations, at 5.0%. This sector mix represented an exposure to economically sensitive bonds, as well as to more defensive issues, whose performance is less closely tied to the economic cycle.

Q: YOU INDICATED THAT THE PORTFOLIO AVOIDED ALTOGETHER OR WAS VERY SELECTIVE IN
   SOME PROBLEM AREAS DURING THE ECONOMIC SLOW-DOWN. CAN YOU EXPAND ON THAT THOUGHT?

A: Yes. Some areas of the IDR sector have been under pressure in recent years due to industry-specific difficulties. For example, paper company bond prices were depressed as a result of an asbestos-related lawsuit against a leading paper manufacturer; electric utility bonds declined in the wake of disclosures about malfeasance at Enron Corp.; and airline bonds trended lower, as the industry experienced bankruptcies by some major carriers.

   The Fund was underweighted in each of these industries, which helped relative performance. In some instances, we made some opportunistic purchases of bonds of companies that had moved lower in reaction to these developments, but which were not directly affected by the industry difficulties.

[CHART]

PORTFOLIO QUALITY WEIGHTINGS(2)

Non-Rated                            54.3%
AAA                                  27.4%
AA                                    3.4%
A                                     4.4%
BBB                                   6.7%
BB                                    2.3%
B                                     0.8%
CCC                                   0.7%

PORTFOLIO OVERVIEW(2)

Number of Issues                      175
Average Rating(3)                    BBB-
Average Maturity                23.1 Yrs.
Effective Maturity              13.3 Yrs.
Average Call                     7.1 Yrs.
Average Dollar Price          $     98.18

(1) It is not possible to invest directly in an Index or Lipper Classification.

(2) Because the Fund is actively managed, Portfolio Quality Weightings and Portfolio Overview are subject to change.

(3) Average Rating includes Eaton Vance's internal ratings assigned to non-rated bonds.

* Private insurance does not decrease the risk of loss of principal associated with an insured investment.

Q: WHAT OTHER AREAS HAVE YOU EMPHASIZED IN THE PORTFOLIO?

A: Senior living/life care facilities represented another significant weighting, at 8.8% of the Portfolio. In an aging population, these facilities have been embraced in recent years by seniors and health care advocates as a viable health care alternative. In some communities, however, the sector has been a victim of its own success, as overbuilding has created overcapacity and increasing competitive pressures. The Portfolio has continued to emphasize projects that we believe have sound underlying fundamentals and are well-positioned demographically to continue thriving in their particular markets.

Q: WHAT DID THE "OTHER REVENUE" PORTION OF THE PORTFOLIO INCLUDE?

A: The "other revenue" portion of the Portfolio included non-industry specific issues, such as tourism authority bonds, casino bonds and tobacco settlement bonds, and demonstrates the flexibility of the Portfolio to invest in a wide range of tax-exempt securities. For example, several tribe-sponsored casino bonds were issued in 2003 that financed casino construction. The bonds came to market with attractive yields and, we believe, were good opportunities.

   In the tobacco area, the Portfolio made purchases of tobacco settlement bonds following an Illinois court case that significantly reduced the amount a major tobacco company needed to post as bond in a class action suit. The result was to lower substantially the company's near-term default risk and provided a boost to state tobacco settlement bonds.

Q: WERE THERE ANY AREAS OF THE FUND THAT DID NOT PERFORM ESPECIALLY WELL?

A: Nursing home bonds were among the market sectors whose performance lagged somewhat. The nursing home industry has felt the pinch of declining re-imbursement rates for Medicare and Medicaid. That has put pressure on revenues And made nursing care providers focus more intently on costs. Meanwhile, the overall cost structures have been pushed higher by rising insurance premiums. These trends have clouded the outlook for the sector, and the bonds have not performed especially well.


THE VIEWS EXPRESSED IN THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGER AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND EATON VANCE DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR AN EATON VANCE FUND ARE BASED ON MANY FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY EATON VANCE FUND.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE HIGH YIELD
       MUNCIPALS FUND CLASS B vs. THE LEHMAN BROTHERS MUNCIPAL BOND INDEX*

                       HIGH YIELD MUNICIPALS FUND- CLASS B
                                Inception: 8/7/95

                FUND            FUND           LEHMAN BROTHERS
              VALUE AT        VALUE WITH        MUNICIPAL BOND
   DATE         NAV          SALES CHARGE           INDEX
--------------------------------------------------------------
  8/31/1995     10,000                N/A               10,000
  9/30/1995     10,183                                  10,063
 10/31/1995     10,358                                  10,209
 11/30/1995     10,612                                  10,379
 12/31/1995     10,747                                  10,479
  1/31/1996     10,764                                  10,558
  2/29/1996     10,687                                  10,487
  3/31/1996     10,526                                  10,353
  4/30/1996     10,428                                  10,323
  5/31/1996     10,564                                  10,319
  6/30/1996     10,675                                  10,432
  7/31/1996     10,821                                  10,526
  8/31/1996     10,897                                  10,524
  9/30/1996     11,049                                  10,671
 10/31/1996     11,206                                  10,791
 11/30/1996     11,378                                  10,989
 12/31/1996     11,403                                  10,943
  1/31/1997     11,403                                  10,963
  2/28/1997     11,506                                  11,064
  3/31/1997     11,404                                  10,917
  4/30/1997     11,478                                  11,008
  5/31/1997     11,598                                  11,174
  6/30/1997     11,909                                  11,293
  7/31/1997     12,348                                  11,605
  8/31/1997     12,294                                  11,497
  9/30/1997     12,408                                  11,633
 10/31/1997     12,564                                  11,708
 11/30/1997     12,649                                  11,777
 12/31/1997     12,904                                  11,949
  1/31/1998     13,075                                  12,072
  2/28/1998     13,182                                  12,076
  3/31/1998     13,243                                  12,086
  4/30/1998     13,195                                  12,032
  5/31/1998     13,342                                  12,222
  6/30/1998     13,399                                  12,270
  7/31/1998     13,292                                  12,301
  8/31/1998     13,482                                  12,491
  9/30/1998     13,513                                  12,647
 10/31/1998     13,462                                  12,647
 11/30/1998     13,426                                  12,691
 12/31/1998     13,420                                  12,723
  1/31/1999     13,524                                  12,874
  2/28/1999     13,475                                  12,818
  3/31/1999     13,513                                  12,836
  4/30/1999     13,557                                  12,868
  5/31/1999     13,447                                  12,793
  6/30/1999     13,257                                  12,609
  7/31/1999     13,239                                  12,655
  8/31/1999     13,030                                  12,553
  9/30/1999     12,950                                  12,559
 10/31/1999     12,673                                  12,423
 11/30/1999     12,694                                  12,555
 12/31/1999     12,463                                  12,461
  1/31/2000     12,264                                  12,407
  2/29/2000     12,393                                  12,551
  3/31/2000     12,538                                  12,825
  4/30/2000     12,461                                  12,750
  5/31/2000     12,222                                  12,683
  6/30/2000     12,487                                  13,019
  7/31/2000     12,640                                  13,201
  8/31/2000     12,852                                  13,404
  9/30/2000     12,822                                  13,334
 10/31/2000     12,818                                  13,480
 11/30/2000     12,799                                  13,582
 12/31/2000     12,978                                  13,917
  1/31/2001     13,002                                  14,055
  2/28/2001     13,156                                  14,100
  3/31/2001     13,267                                  14,226
  4/30/2001     13,049                                  14,072
  5/31/2001     13,190                                  14,223
  6/30/2001     13,362                                  14,319
  7/31/2001     13,563                                  14,531
  8/31/2001     13,790                                  14,770
  9/30/2001     13,585                                  14,721
 10/31/2001     13,600                                  14,888
 11/30/2001     13,582                                  14,770
 12/31/2001     13,497                                  14,631
  1/31/2002     13,572                                  14,884
  2/28/2002     13,724                                  15,064
  3/31/2002     13,614                                  14,769
  4/30/2002     13,752                                  15,057
  5/31/2002     13,803                                  15,149
  6/30/2002     13,977                                  15,309
  7/31/2002     14,113                                  15,506
  8/31/2002     14,227                                  15,692
  9/30/2002     14,505                                  16,036
 10/31/2002     14,190                                  15,770
 11/30/2002     14,246                                  15,704
 12/31/2002     14,600                                  16,036
  1/31/2003     14,476                                  15,995
  2/28/2003     14,601                                  16,219
  3/31/2003     14,425                                  16,229
  4/30/2003     14,720                                  16,336
  5/31/2003     15,080                                  16,718
  6/30/2003     15,247                                  16,647
  7/31/2003     15,179                                  16,065
  8/31/2003     15,208                                  16,184
  9/30/2003     15,593                                  16,660
 10/31/2003     15,698                                  16,576
 11/30/2003     15,937                                  16,749
 12/31/2003     15,976                                  16,888
  1/31/2004     16,133                                  16,985

PERFORMANCE**                                                 CLASS A   CLASS B   CLASS C
-----------------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)

One Year                                                        12.25%    11.44%    11.53%
Five Years                                                       4.41      3.59      3.60
Life of Fund++                                                   6.86      5.99      4.75

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year                                                         6.87%     6.44%    10.53%
Five Years                                                       3.39      3.28      3.60
Life of Fund++                                                   6.25      5.99      4.75

++ Inception dates: Class A: 8/7/95; Class B: 8/7/95; Class C: 6/18/97

* Source: Thomson Financial. Investment operations commenced 8/7/95. The chart uses closest month-end after inception.

   The chart compares the Fund's total return with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index of municipal bonds. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the Index. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index. An investment in Class A shares on 8/7/95 at net asset value would have grown to $17,384 on January 31, 2004; $16,556, including the 4.75% sales charge. An investment in the Fund's Class C shares on 6/18/97 at net asset value would have been worth $13,599 on January 31, 2004.

** Returns are calculated by determining the percentage change in NAV with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2%
   - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC.

   Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher. The performance graphs and table above do not reflect the deduction of taxes that a shareholder would incur on Fund distributions or the redemption of Fund shares.

EATON VANCE HIGH YIELD MUNICIPALS FUND AS OF JANUARY 31, 2004

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF JANUARY 31, 2004

ASSETS

Investment in High Yield Municipals Portfolio, at value
   (identified cost, $521,091,311)                                           $    528,497,605
Receivable for Fund shares sold                                                     4,131,450
---------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                 $    532,629,055
---------------------------------------------------------------------------------------------

LIABILITIES

Dividends payable                                                            $      1,476,394
Payable for Fund shares redeemed                                                    1,307,270
Payable to affiliate for distribution and service fees                                104,242
Accrued expenses                                                                      108,672
---------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                            $      2,996,578
---------------------------------------------------------------------------------------------
NET ASSETS                                                                   $    529,632,477
---------------------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Paid-in capital                                                              $    550,797,630
Accumulated net realized loss from Portfolio (computed on the basis of
   identified cost)                                                               (29,166,386)
Accumulated undistributed net investment income                                       594,939
Net unrealized appreciation from Portfolio (computed on the basis of
   identified cost)                                                                 7,406,294
---------------------------------------------------------------------------------------------
TOTAL                                                                        $    529,632,477
---------------------------------------------------------------------------------------------

CLASS A SHARES

NET ASSETS                                                                   $    238,169,138
SHARES OUTSTANDING                                                                 23,275,271
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
   (NET ASSETS DIVIDED BY SHARES OF BENEFICIAL INTEREST OUTSTANDING)         $          10.23
MAXIMUM OFFERING PRICE PER SHARE
   (100 DIVIDED BY 95.25 of $10.23)                                          $          10.74
---------------------------------------------------------------------------------------------

CLASS B SHARES

NET ASSETS                                                                   $    212,391,271
SHARES OUTSTANDING                                                                 20,822,185
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
   (NET ASSETS DIVIDED BY SHARES OF BENEFICIAL INTEREST OUTSTANDING)         $          10.20
---------------------------------------------------------------------------------------------

CLASS C SHARES

NET ASSETS                                                                   $     79,072,068
SHARES OUTSTANDING                                                                  8,350,093
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
   (NET ASSETS DIVIDED BY SHARES OF BENEFICIAL INTEREST OUTSTANDING)         $           9.47
---------------------------------------------------------------------------------------------

On sales of $25,000 or more, the offering price of Class A shares is reduced.


STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
JANUARY 31, 2004

INVESTMENT INCOME

Interest allocated from Portfolio                                            $     32,429,321
Expenses allocated from Portfolio                                                  (2,835,301)
---------------------------------------------------------------------------------------------
NET INVESTMENT INCOME FROM PORTFOLIO                                         $     29,594,020
---------------------------------------------------------------------------------------------

EXPENSES

Trustees' fees and expenses                                                  $          3,461
Distribution and service fees
   Class A                                                                            423,743
   Class B                                                                          1,985,001
   Class C                                                                            497,805
Transfer and dividend disbursing agent fees                                           204,987
Registration fees                                                                      86,575
Printing and postage                                                                   36,779
Custodian fee                                                                          36,121
Legal and accounting services                                                           7,937
Miscellaneous                                                                          10,211
---------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                               $      3,292,620
---------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                        $     26,301,400
---------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM PORTFOLIO

Net realized gain (loss) --
   Investment transactions (identified cost basis)                           $        (78,027)
   Financial futures contracts                                                      2,837,187
   Interest rate swap contracts                                                      (850,000)
---------------------------------------------------------------------------------------------
NET REALIZED GAIN                                                            $      1,909,160
---------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                                       $     21,146,469
   Financial futures contracts                                                     (2,553,018)
---------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                         $     18,593,451
---------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN                                             $     20,502,611
---------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                                   $     46,804,011
---------------------------------------------------------------------------------------------

                        See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS

                                                     YEAR ENDED          YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS                    JANUARY 31, 2004    JANUARY 31, 2003
-----------------------------------------------------------------------------------------
From operations --
   Net investment income                             $     26,301,400    $     23,816,714
   Net realized gain (loss)                                 1,909,160         (21,326,828)
   Net change in unrealized
      appreciation (depreciation)                          18,593,451          22,183,563
-----------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS           $     46,804,011    $     24,673,449
-----------------------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class A                                        $    (11,093,470)   $     (9,622,365)
      Class B                                             (11,574,935)        (11,092,978)
      Class C                                              (2,884,924)         (1,664,380)
-----------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                  $    (25,553,329)   $    (22,379,723)
-----------------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                                        $    123,051,796    $     43,181,989
      Class B                                              41,975,685          33,231,644
      Class C                                              49,736,323          17,681,401
   Net asset value of shares issued to
      shareholders in payment of
      distributions declared
      Class A                                               3,067,860           2,317,469
      Class B                                               3,513,046           3,011,806
      Class C                                               1,171,511             713,042
   Cost of shares redeemed
      Class A                                             (43,590,070)        (34,446,530)
      Class B                                             (32,110,446)        (35,727,928)
      Class C                                             (10,042,789)         (6,299,795)
-----------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS                                $    136,772,916    $     23,663,098
-----------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                           $    158,023,598    $     25,956,824
-----------------------------------------------------------------------------------------

NET ASSETS

At beginning of year                                 $    371,608,879    $    345,652,055
-----------------------------------------------------------------------------------------
AT END OF YEAR                                       $    529,632,477    $    371,608,879
-----------------------------------------------------------------------------------------

ACCUMULATED UNDISTRIBUTED
NET INVESTMENT INCOME
INCLUDED IN NET ASSETS

AT END OF YEAR                                       $        594,939    $        257,359
-----------------------------------------------------------------------------------------

                        See notes to financial statements

FINANCIAL HIGHLIGHTS

                                                                                         CLASS A
                                                         ------------------------------------------------------------------------
                                                                                 YEAR ENDED JANUARY 31,
                                                         ------------------------------------------------------------------------
                                                            2004(1)        2003(1)      2002(1)(2)       2001(1)         2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                     $      9.730   $      9.660   $      9.800   $      9.790   $     11.380
---------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment income                                    $      0.668   $      0.682   $      0.627   $      0.640   $      0.640
Net realized and unrealized gain (loss)                         0.486          0.031         (0.128)         0.015         (1.585)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                      $      1.154   $      0.713   $      0.499   $      0.655   $     (0.945)
---------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net investment income                               $     (0.654)  $     (0.643)  $     (0.639)  $     (0.645)  $     (0.645)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                      $     (0.654)  $     (0.643)  $     (0.639)  $     (0.645)  $     (0.645)
---------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                           $     10.230   $      9.730   $      9.660   $      9.800   $      9.790
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                                 12.25%          7.59%          5.18%          6.89%         (8.62)%
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's omitted)                  $    238,169   $    147,004   $    134,950   $    117,525   $    114,610
Ratios (As a percentage of average daily net assets):
   Expenses(4)                                                   1.02%          1.05%          1.07%          1.08%          1.01%
   Expenses after custodian fee reduction(4)                     1.02%          1.05%          1.07%          1.08%          1.00%
   Net investment income                                         6.70%          7.01%          6.37%          6.52%          5.95%
Portfolio Turnover of the Portfolio                                40%            15%            24%            30%            58%
---------------------------------------------------------------------------------------------------------------------------------

(1) Net investment income per share was computed using average shares outstanding.

(2) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended January 31, 2002 was to increase net investment income per share by less than $0.001, increase net realized and unrealized losses per share by less than $0.001 and increase the ratio of net investment income to average net assets by less than 0.01%. Per share data and ratios for the periods prior to February 1, 2001 have not been restated to reflect this change in presentation.

(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4) Includes the Fund's share of the Portfolio's allocated expenses.

                        See notes to financial statements

                                                                                         CLASS B
                                                         ------------------------------------------------------------------------
                                                                                 YEAR ENDED JANUARY 31,
                                                         ------------------------------------------------------------------------
                                                            2004(1)        2003(1)      2002(1)(2)       2001(1)         2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                     $      9.700   $      9.640   $      9.770   $      9.750   $     11.330
---------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment income                                    $      0.600   $      0.606   $      0.545   $      0.559   $      0.554
Net realized and unrealized gain (loss)                         0.479          0.022         (0.120)         0.016         (1.579)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                      $      1.079   $      0.628   $      0.425   $      0.575   $     (1.025)
---------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net investment income                               $     (0.579)  $     (0.568)  $     (0.555)  $     (0.555)  $     (0.555)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                      $     (0.579)  $     (0.568)  $     (0.555)  $     (0.555)  $     (0.555)
---------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                           $     10.200   $      9.700   $      9.640   $      9.770   $      9.750
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                                 11.44%          6.66%          4.38%          6.02%         (9.32)%
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's omitted)                  $    212,391   $    188,959   $    187,232   $    191,418   $    204,348
Ratios (As a percentage of average daily net assets):
   Expenses(4)                                                   1.77%          1.80%          1.82%          1.87%          1.77%
   Expenses after custodian fee reduction(4)                     1.77%          1.80%          1.82%          1.87%          1.76%
   Net investment income                                         6.04%          6.25%          5.56%          5.72%          5.18%
Portfolio Turnover of the Portfolio                                40%            15%            24%            30%            58%
---------------------------------------------------------------------------------------------------------------------------------

(1) Net investment income per share was computed using average shares outstanding.

(2) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended January 31, 2002 was to increase net investment income per share by less than $0.001, increase net realized and unrealized losses per share by less than $0.001 and increase the ratio of net investment income to average net assets by less than 0.01%. Per share data and ratios for the periods prior to February 1, 2001 have not been restated to reflect this change in presentation.

(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4) Includes the Fund's share of the Portfolio's allocated expenses.

                        See notes to financial statements

                                                                                         CLASS C
                                                         ------------------------------------------------------------------------
                                                                                 YEAR ENDED JANUARY 31,
                                                         ------------------------------------------------------------------------
                                                            2004(1)        2003(1)      2002(1)(2)       2001(1)         2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                     $      9.000   $      8.950   $      9.060   $      9.030   $     10.490
---------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment income                                    $      0.543   $      0.561   $      0.511   $      0.516   $      0.505
Net realized and unrealized gain (loss)                         0.465          0.017         (0.112)         0.019         (1.460)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                      $      1.008   $      0.578   $      0.399   $      0.535   $     (0.955)
---------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net investment income                               $     (0.538)  $     (0.528)  $     (0.509)  $     (0.505)  $     (0.505)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                      $     (0.538)  $     (0.528)  $     (0.509)  $     (0.505)  $     (0.505)
---------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                           $      9.470   $      9.000   $      8.950   $      9.060   $      9.030
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                                 11.53%          6.61%          4.43%          6.04%         (9.38)%
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's omitted)                  $     79,072   $     35,646   $     23,470   $     17,285   $     17,699
Ratios (As a percentage of average daily net assets):
   Expenses(4)                                                   1.77%          1.80%          1.82%          1.89%          1.84%
   Expenses after custodian fee reduction(4)                     1.77%          1.80%          1.82%          1.89%          1.83%
   Net investment income                                         5.88%          6.22%          5.62%          5.70%          5.09%
Portfolio Turnover of the Portfolio                                40%            15%            24%            30%            58%
---------------------------------------------------------------------------------------------------------------------------------

(1) Net investment income per share was computed using average shares outstanding.

(2) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended January 31, 2002 was to increase net investment income per share by less than $0.001, increase net realized and unrealized losses per share by less than $0.001 and increase the ratio of net investment income to average net assets by less than 0.01%. Per share data and ratios for the periods prior to February 1, 2001 have not been restated to reflect this change in presentation.

(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4) Includes the Fund's share of the Portfolio's allocated expenses.

                        See notes to financial statements

EATON VANCE HIGH YIELD MUNICIPALS FUND AS OF JANUARY 31, 2004

NOTES TO FINANCIAL STATEMENTS

1  SIGNIFICANT ACCOUNTING POLICIES

   Eaton Vance High Yield Municipals Fund (the Fund) is a diversified series of Eaton Vance Municipals Trust II (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a declining contingent deferred sales charge (see Note 6). The Trustees have adopted a conversion feature pursuant to which Class B shares of the Fund automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class' paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in High Yield Municipals Portfolio (the Portfolio), a New York trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.9% at January 31, 2004). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

   A INVESTMENT VALUATION -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

   B INCOME -- The Fund's net investment income consists of the Fund's pro-rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

   C FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable (if any) and tax-exempt income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At January 31, 2004, the Fund, for federal income tax purposes, had a capital loss carryover of $23,188,200, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire January 31, 2012 ($707,905), January 31, 2011 ($12,893,267), January 31, 2010 ($628,329), January 31, 2009 ($4,844,026),
   January 31, 2008 ($2,693,858) and January 31, 2006 ($1,420,815). Dividends
   paid by the Fund from net tax-exempt interest on municipal bonds allocated from the Portfolio are not includable by shareholders as gross income for federal income tax purposes because the Fund and Portfolio intend to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

   Additionally, at January 31, 2004, the Fund had net capital losses of $7,970,181 attributable to security transactions incurred after October 31, 2003. These capital losses are treated as arising on the first day of the Fund's taxable year ended January 31, 2005.

   D EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintains with IBT. All significant credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

   E EXPENSES -- The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

   F USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

   G INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements in unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

   H OTHER -- Investment transactions are accounted for on a trade-date basis.

2  DISTRIBUTIONS TO SHAREHOLDERS

   The net income of the Fund is determined daily, and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3  SHARES OF BENEFICIAL INTEREST

   The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

                                                      YEAR ENDED JANUARY 31,
                                                   ----------------------------
   CLASS A                                                 2004            2003
   ----------------------------------------------------------------------------
   Sales                                             12,239,678       4,438,698
   Issued to shareholders electing to receive
     payments of distributions in Fund shares           306,447         238,095
   Redemptions                                       (4,382,440)     (3,531,575)
   ----------------------------------------------------------------------------
   NET INCREASE                                       8,163,685       1,145,218
   ----------------------------------------------------------------------------

                                                      YEAR ENDED JANUARY 31,
                                                   ----------------------------
   CLASS B                                                 2004            2003
   ----------------------------------------------------------------------------
   Sales                                              4,221,260       3,420,524
   Issued to shareholders electing to receive
     payments of distributions in Fund shares           353,078         310,133
   Redemptions                                       (3,235,608)     (3,679,541)
   ----------------------------------------------------------------------------
   NET INCREASE                                       1,338,730          51,116
   ----------------------------------------------------------------------------

                                                      YEAR ENDED JANUARY 31,
                                                   ----------------------------
   CLASS C                                                 2004            2003
   ----------------------------------------------------------------------------
   Sales                                              5,349,946       1,954,655
   Issued to shareholders electing to receive
     payments of distributions in Fund shares           126,693          79,099
   Redemptions                                       (1,085,426)       (698,553)
   ----------------------------------------------------------------------------
   NET INCREASE                                       4,391,213       1,335,201
   ----------------------------------------------------------------------------

4  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

   Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services (See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report). Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment advisor fee earned by BMR. Certain officers and Trustees of the Fund and of the Portfolio are officers of EVM and BMR. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those activities. For the year ended January 31, 2004, EVM earned $14,786 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $76,138 as its portion of the sales charge on sales of Class A shares for the year ended January 31, 2004.

5  DISTRIBUTION AND SERVICE PLANS

   The Fund has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for Class A shares (Class A Plan) (collectively, the Plans). The Class B and Class C Plans require the Fund to pay amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $1,488,751 and $373,354 for Class B and Class C shares, respectively, to or payable to EVD for the year ended January 31, 2004, representing 0.75% of the average daily net assets for Class B and Class C shares. At January 31, 2004, the amount of Uncovered Distribution Charges of EVD calculated under the Plan was approximately $17,689,000 and $7,238,000 for Class B and Class C shares, respectively.

   The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts equal to 0.25% of the Fund's average daily net assets attributable to Class A, Class B, and Class C shares for each fiscal year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD and, as such are not subject to automatic discontinuance where there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended January 31, 2004 amounted to $423,743, $496,250, and $124,451 for Class A, Class B, and Class C shares, respectively.

6  CONTINGENT DEFERRED SALES CHARGE

   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. Class A shares may be subject to a 1% CDSC if redeemed within one year of purchase (depending upon the circumstances of purchase). The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan (see Note
   5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. EVD received approximately $325,000 and $16,000 of CDSC paid by shareholders for Class B shares and Class C shares, respectively, for the year ended January 31, 2004.

7  INVESTMENT TRANSACTIONS

   Increases and decreases in the Fund's investment in the Portfolio for the year ended January 31, 2004 aggregated $211,911,695 and $106,669,582, respectively.

EATON VANCE HIGH YIELD MUNICIPALS FUND AS OF JANUARY 31, 2004

INDEPENDENT ACCOUNTANTS' REPORT

TO THE TRUSTEES OF EATON VANCE MUNICIPALS TRUST II AND SHAREHOLDERS OF EATON VANCE HIGH YIELD MUNICIPALS FUND:

We have audited the accompanying statement of assets and liabilities of Eaton Vance High Yield Municipals Fund (one of the series of Eaton Vance Municipals Trust II) (the "Trust") as of January 31, 2004 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance High Yield Municipals Fund as of January 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
March 18, 2004

HIGH YIELD MUNICIPALS PORTFOLIO AS OF JANUARY 31, 2004

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 95.3%

PRINCIPAL AMOUNT
(000'S OMITTED)      SECURITY                                                   VALUE
-------------------------------------------------------------------------------------------------
COGENERATION -- 2.3%

$         7,000   Maryland Energy Cogeneration, (AES Warrior Run), (AMT),
                  7.40%, 9/1/19                                                 $       7,146,650
          2,876   Ohio Water Development Authority, Solid Waste Disposal,
                  (Bay Shore Power), 6.625%, 9/1/20                                     2,921,958
          2,000   Ohio Water Development Authority, Solid Waste Disposal,
                  (Bay Shore Power), (AMT), 5.875%, 9/1/20                              1,895,260
-------------------------------------------------------------------------------------------------
                                                                                $      11,963,868
-------------------------------------------------------------------------------------------------

EDUCATION -- 1.1%

$         3,000   California Educational Facilities Authority, Residual
                  Certificates, Variable Rate, 12/1/32(1)(2)                    $       3,648,960
          2,000   New Hampshire HEFA, (Colby-Sawyer College),
                  7.50%, 6/1/26(3)                                                      2,105,140
-------------------------------------------------------------------------------------------------
                                                                                $       5,754,100
-------------------------------------------------------------------------------------------------

ELECTRIC UTILITIES -- 5.9%

$         3,000   Brazos River Authority, TX, PCR (Texas Energy Co.),
                  (AMT), 6.75%, 4/1/38                                          $       3,366,840
          3,600   City of Memphis, TN, Electric System, Variable Rate,
                  12/1/11(1)(2)                                                         4,742,568
          4,200   Clark County, NV, (Nevada Power), (AMT),
                  5.90%, 10/1/30                                                        3,862,404
          1,250   Connecticut Development Authority, (Connecticut Light and
                  Power), Variable Rate, 9/1/22(1)(4)                                   1,412,600
          2,500   Connecticut Development Authority, (Western Mass Electric),
                  Variable Rate, 9/1/22(1)(4)                                           2,825,200
          3,965   Matagorda County, TX, Navigation District No.1,
                  (Reliant Energy), 5.95%, 5/1/30                                       3,972,652
          4,000   Matagorda County, TX, Navigation District No.1,
                  (Reliant Energy), 8.00%, 5/1/29                                       4,391,400
          1,500   Mississippi Business Finance Corp., (System Energy
                  Resources, Inc.), 5.90%, 5/1/22                                       1,508,145
          5,000   Puerto Rico Electric Power Authority, 5.125%, 7/1/29                  5,142,800
-------------------------------------------------------------------------------------------------
                                                                                $      31,224,609
-------------------------------------------------------------------------------------------------

ESCROWED / PREREFUNDED -- 4.9%

$        25,000   Bakersfield, CA, (Bakersfield Assisted Living Center),
                  Escrowed to Maturity, 0.00%, 4/15/21                          $      10,814,750
          1,835   Chester, PA, IDA, (Senior Life-Choice of Paoli), (AMT),
                  Prerefunded to 8/1/04, 8.05%, 1/1/24                                  1,954,183
         10,000   Dawson Ridge, CO, Metropolitan District #1, Escrowed to
                  Maturity, 0.00%, 10/1/22                                              3,907,900
          3,500   Dawson Ridge, CO, Metropolitan District #1, Escrowed to
                  Maturity, 0.00%, 10/1/22                                              1,367,765

$         3,700   Forsyth County, GA, Hospital Authority, (Georgia Baptist
                  Health Care System), Escrowed to Maturity,
                  6.375%, 10/1/28                                               $       4,567,909
          2,850   Kimball, NE, EDA, (Clean Harbors), (AMT), Prerefunded
                  to 9/1/06, 10.75%, 9/1/26                                             3,530,409
-------------------------------------------------------------------------------------------------
                                                                                $      26,142,916
-------------------------------------------------------------------------------------------------

GENERAL OBLIGATIONS -- 5.0%

 $        2,500   California, 5.00%, 2/1/33                                     $       2,464,225
          5,140   California, 5.50%, 11/1/33                                            5,309,980
          1,195   California, 5.00%, 2/1/32                                             1,178,162
          1,500   California, 5.25%, 11/1/29                                            1,515,270
          2,250   California, 5.25%, 2/1/30                                             2,268,270
          2,000   California, 5.25%, 2/1/33                                             2,016,420
          3,000   New York, NY, Variable Rate, 6/1/28(1)(2)                             3,375,570
          4,100   North Carolina, Variable Rate, 3/1/28(1)(4)                           2,154,714
          5,000   Puerto Rico Commonwealth, Variable Rate, 7/1/29(1)(4)                 5,997,800
-------------------------------------------------------------------------------------------------
                                                                                $      26,280,411
-------------------------------------------------------------------------------------------------

HEALTH CARE-MISCELLANEOUS -- 3.8%

$         2,845   Illinois Development Finance Authority, (Community
                  Rehabilitation Providers), 5.60%, 7/1/19                      $       2,730,034
          1,439   Osceola County, FL, IDA, Community Provider Pooled
                  Loan-93, 7.75%, 7/1/17                                                1,453,030
          2,339   Tax Revenue Exempt Securities Trust, Community Health
                  Provider, (Pooled Loan Program Various States Trust
                  Certificates), 6.75%, 12/1/36                                         2,424,686
          1,206   Tax Revenue Exempt Securities Trust, Community Health
                  Provider, (Pooled Loan Program Various States Trust
                  Certificates), 7.00%, 12/1/36                                         1,258,847
            997   Tax Revenue Exempt Securities Trust, Community Health
                  Provider, (Pooled Loan Program Various States Trust
                  Certificates), 7.00%, 12/1/36                                         1,041,151
          2,176   Tax Revenue Exempt Securities Trust, Community Health
                  Provider, (Pooled Loan Program Various States Trust
                  Certificates), 7.75%, 12/1/36                                         2,259,178
          1,830   Tax Revenue Exempt Securities Trust, Community Health
                  Provider, (Pooled Loan Program Various States Trust
                  Certificates), 7.90%, 12/1/36                                         1,929,277
            343   Tax Revenue Exempt Securities Trust, Community Health
                  Provider, (Pooled Loan Program Various States Trust
                  Certificates), 8.25%, 12/1/36                                           366,221
            780   Tax Revenue Exempt Securities Trust, Community Health
                  Provider, (Pooled Loan Program Various States Trust
                  Certificates), 8.375%, 12/1/36                                          818,474
          2,160   Tax Revenue Exempt Securities Trust, Community Health
                  Provider, (Pooled Loan Program Various States Trust
                  Certificates), 8.50%, 12/1/36                                         2,228,196

                        See notes to financial statements

PRINCIPAL AMOUNT
(000'S OMITTED)      SECURITY                                                   VALUE
-------------------------------------------------------------------------------------------------
HEALTH CARE-MISCELLANEOUS (CONTINUED)

$           907   Tax Revenue Exempt Securities Trust, Community Health
                  Provider, (Pooled Loan Program Various States Trust
                  Certificates), 8.70%, 12/1/36                                 $         954,307
          1,813   Tax Revenue Exempt Securities Trust, Community Health
                  Provider, (Pooled Loan Program Various States Trust
                  Certificates), 8.81%, 9/1/36                                          1,914,962
            544   Tax Revenue Exempt Securities Trust, Community Health
                  Provider, (Pooled Loan Program Various States Trust
                  Certificates), 8.875%, 12/1/36                                          576,061
-------------------------------------------------------------------------------------------------
                                                                                $      19,954,424
-------------------------------------------------------------------------------------------------

HOSPITAL -- 4.6%

$         2,500   California Health Facilities Authority, (Cedars Sinai Medical
                  Center), Variable Rate, 12/1/34(1)(4)                         $       2,888,450
          2,220   Chautauqua County, NY, IDA, (Women's Christian
                  Association), 6.40%, 11/15/29                                         2,069,173
          3,685   Forsyth County, GA, Hospital Authority, (Georgia Baptist
                  Health Care System), 6.25%, 10/1/18                                   4,535,572
          2,000   New Hampshire HEFA, (Littleton Hospital), 6.00%, 5/1/28               1,692,220
          1,000   Oklahoma Development Finance Authority, (Hillcrest
                  Healthcare), 5.00%, 8/15/08                                             892,820
          1,500   Oklahoma Development Finance Authority, (Hillcrest
                  Healthcare), 5.20%, 8/15/11                                           1,276,890
          3,010   Oklahoma Development Finance Authority, (Hillcrest
                  Healthcare), 5.625%, 8/15/29                                          2,380,669
          1,500   Oklahoma Development Finance Authority, (Hillcrest
                  Healthcare), 5.75%, 8/15/12                                           1,306,545
          2,560   Oneida County, NY, Industrial Development Agency,
                  (Elizabeth Medical Center), 6.00%, 12/1/29                            2,292,122
            875   Prince George's County, MD, (Greater Southeast Healthcare
                  System), 6.375%, 1/1/13(5)                                              306,250
          5,900   Prince George's County, MD, (Greater Southeast Healthcare
                  System), 6.375%, 1/1/23(5)                                            2,065,000
          2,500   Sullivan County, TN, Health Educational and Housing Facility
                  Board, (Wellmont Health System), 6.25%, 9/1/32                        2,605,000
-------------------------------------------------------------------------------------------------
                                                                                $      24,310,711
-------------------------------------------------------------------------------------------------

HOUSING -- 4.9%

$           730   Atlanta, GA, Urban Residential Finance Authority, (New
                  Community John Hope Project), (AMT), 7.25%, 6/1/07            $         734,657
          2,500   Florida Capital Projects Finance Authority, Student Housing
                  Revenue, (Florida University), 7.75%, 8/15/20                         2,559,850
            865   Florida Capital Projects Finance Authority, Student Housing
                  Revenue, (Florida University), 9.50%, 8/15/05                           863,097
          1,830   Jefferson County, MO, IDA, Multifamily, (Riverview Bend
                  Apartments), (AMT), 6.75%, 11/1/29                                    1,740,001
            485   Jefferson County, MO, IDA, Multifamily, (Riverview Bend
                  Apartments), (AMT), 7.125%, 11/1/29                                     469,402
$         3,775   Maricopa County, AZ, IDA, (National Health Facilities II),
                  6.375%, 1/1/19                                                $       3,302,219
          1,500   Maricopa County, AZ, IDA, (National Health Facilities II),
                  6.625%, 7/1/33                                                        1,266,240
          2,320   Maricopa County, AZ, IDA, (National Health Facilities II),
                  8.00%, 1/1/34                                                         1,933,720
          5,000   Muni Mae Tax-Exempt Bond, LLC, (AMT),
                  6.875%, 6/30/09                                                       5,444,800
          3,290   Oregon Health Authority, (Trillium Affordable Housing),
                  (AMT), 6.75%, 2/15/29                                                 2,987,221
          1,440   Oregon Health Authority, (Trillium Affordable Housing),
                  (AMT), 6.75%, 2/15/29                                                 1,292,616
          1,465   Texas Student Housing Corp., (University of Northern
                  Texas), 9.375%, 7/1/06                                                1,431,701
          2,000   Texas Student Housing Corp., (University of Northern
                  Texas), 11.00%, 7/1/31                                                1,846,420
-------------------------------------------------------------------------------------------------
                                                                                $      25,871,944
-------------------------------------------------------------------------------------------------

INDUSTRIAL DEVELOPMENT REVENUE -- 17.3%

$         2,329   Abia Development Corp., TX, (Austin Cargoport
                  Development), (AMT), 6.50%, 10/1/24                           $       2,099,511
          3,065   Abia Development Corp., TX, (Austin Cargoport
                  Development), (AMT), 9.25%, 10/1/21                                   3,375,025
          2,000   Camden County, NJ, (Holt Hauling), (AMT),
                  9.875%, 1/1/21(5)                                                       357,500
          3,900   Carbon County, UT, (Laidlaw Environmental Services Inc.),
                  (AMT), 7.45%, 7/1/17                                                  4,087,473
          1,665   Dallas-Fort Worth, TX, International Airport Facility
                  Improvements Corp., DRIVERS, Variable
                  Rate, 11/1/18(1)(2)                                                   2,111,020
          9,465   Denver, CO, City and County Special Facilities, (United
                  Airlines), (AMT), 6.875%, 10/1/32(5)                                  6,303,690
          7,750   Effingham County, GA, Solid Waste Disposal, (Fort James),
                  (AMT), 5.625%, 7/1/18                                                 7,258,650
            675   Florence County, SC, (Stone Container), 7.375%, 2/1/07                  684,896
          2,700   Hancock County, KY, (Southwire Co.), (AMT),
                  7.75%, 7/1/25                                                         2,720,925
          4,000   Hardeman County, TN, (Correctional Facilities Corp.),
                  7.75%, 8/1/17                                                         4,213,200
          5,200   Houston, TX, Airport System, (Continental Airlines),
                  6.75%, 7/1/29                                                         4,702,620
          6,965   Indianapolis, IN, Airport Authority, (United Airlines), (AMT),
                  6.50%, 11/15/31(5)                                                    2,458,645
          3,930   Kansas City, MO, IDA, (Airline Cargo Facilities), (AMT),
                  8.50%, 1/1/17                                                         4,097,615
            655   Maryland Economic Development Corp., (Air Cargo),
                  (AMT), 7.34%, 7/1/24                                                    662,441
          2,730   Maryland EDA, (AFCO Cargo), (AMT), 6.50%, 7/1/24                      2,529,727

                        See notes to financial statements

PRINCIPAL AMOUNT
(000'S OMITTED)      SECURITY                                                   VALUE
-------------------------------------------------------------------------------------------------
INDUSTRIAL DEVELOPMENT REVENUE (CONTINUED)

$        15,000   Metropolitan Pier & Exposition Authority, (McCormick Place
                  Expansion), (MBIA), 0.00%, 6/15/31                            $       3,532,200
          1,300   Michigan Strategic Fund, (S.D. Warren), (AMT),
                  7.375%, 1/15/22                                                       1,297,244
          3,400   Morgantown, KY, Solid Waste Revenue, (IMCO
                  Recycling, Inc.), (AMT), 7.45%, 5/1/22                                3,272,466
            725   New Albany, IN, IDA, (K-Mart), 7.40%, 6/1/06                            613,488
          2,000   New Jersey EDA, Variable Rate, 6/15/28(1)(4)                          2,124,540
         10,000   New Jersey EDA, (Continental Airlines), (AMT),
                  6.25%, 9/15/29                                                        8,836,800
          4,000   New Jersey EDA, (Holt Hauling), (AMT), 7.90%, 3/1/27(5)               3,955,000
            500   New Jersey EDA, (Holt Hauling), (AMT), 8.95%, 12/15/18(5)               422,500
          5,995   New York City, NY, Industrial Development Agency,
                  (American Airlines, Inc.), (AMT), 8.50%, 8/1/28                       5,125,905
          2,000   Perry County, KY, TJ International Inc., (AMT),
                  6.55%, 4/15/27                                                        2,107,700
          1,700   Phoenix, AZ, IDA, (America West Airlines, Inc.), (AMT),
                  6.25%, 6/1/19                                                         1,393,524
          9,415   Puerto Rico Port Authority, (American Airlines), (AMT),
                  6.25%, 6/1/26                                                         7,391,340
            825   Puerto Rico Port Authority, (American Airlines), (AMT),
                  6.30%, 6/1/23                                                           647,683
          3,000   Rumford, ME, Solid Waste Disposal, (Boise Cascade Corp.),
                  6.875%, 10/1/26                                                       3,071,310
-------------------------------------------------------------------------------------------------
                                                                                $      91,454,638
-------------------------------------------------------------------------------------------------

INSURED-EDUCATION -- 0.8%

$         4,000   New York Dormitory Authority, (New York University),
                  (AMBAC), 5.00%, 7/1/41                                        $       4,093,160
-------------------------------------------------------------------------------------------------
                                                                                $       4,093,160
-------------------------------------------------------------------------------------------------

INSURED-ELECTRIC UTILITIES -- 2.3%

$         4,000   Anaheim, CA, Public Financing Authority Electric System
                  Distribution Facilities, (FSA), 5.00%, 10/1/31                $       4,114,520
          4,500   California Pollution Control Financing Authority, PCR,
                  (Pacific Gas and Electric), (MBIA), 5.35%, 12/1/16                    4,854,645
          1,500   Matagorda County, TX, Navigation District No. 1,
                  (Centerpoint Energy, Inc./Houston Light & Power Co.),
                  (MBIA), 4.00%, 10/15/15                                               1,521,495
          1,500   Puerto Rico Electric Power Authority, RITES, (FSA),
                  Variable Rate, 7/1/20(1)(2)                                           1,767,480
-------------------------------------------------------------------------------------------------
                                                                                $      12,258,140
-------------------------------------------------------------------------------------------------

INSURED-GENERAL OBLIGATIONS -- 1.7%

$         1,000   California, Residual Certificates, (AMBAC), Variable Rate,
                  10/1/30(1)(2)                                                 $       1,184,310
$         1,520   California, RITES, (AMBAC), Variable Rate, 2/1/23(1)(2)       $       1,796,473
          4,900   Puerto Rico, (FSA), Variable Rate, 7/1/27(1)(2)                       5,886,174
-------------------------------------------------------------------------------------------------
                                                                                $       8,866,957
-------------------------------------------------------------------------------------------------

INSURED-HOSPITAL -- 1.1%

$         2,415   California Statewide Communities Development Authority,
                  (Sutter Health), Residual Certificates, (FSA), Variable
                  Rate, 8/15/27(1)(2)                                           $       3,046,812
          3,000   Franklin County, OH, (Ohio Health Corp.), (MBIA),
                  5.00%, 5/15/33                                                        3,061,260
-------------------------------------------------------------------------------------------------
                                                                                $       6,108,072
-------------------------------------------------------------------------------------------------

INSURED-INDUSTRIAL DEVELOPMENT REVENUE -- 3.3%

$        10,200   Connecticut State Development Authority, (Aquarion
                  Water Co. of Connecticut), (XLCA), (AMT),
                  5.00%, 7/1/38(3)                                              $      10,217,646
          7,250   Municipal Energy Agency, NE, (Power Supply System),
                  (FSA), 5.00%, 4/1/36                                                  7,457,930
-------------------------------------------------------------------------------------------------
                                                                                $      17,675,576
-------------------------------------------------------------------------------------------------

INSURED-LEASE REVENUE / CERTIFICATES OF PARTICIPATION -- 1.8%

$        10,000   New Jersey Economic Development Authority,
                  (School Facilities), (AMBAC), 4.375%, 9/1/29                  $       9,597,900
-------------------------------------------------------------------------------------------------
                                                                                $       9,597,900
-------------------------------------------------------------------------------------------------

INSURED-MISCELLANEOUS -- 0.5%

$         2,500   Harris County-Houston, TX, Sports Authority, (MBIA),
                  5.25%, 11/15/40                                               $       2,602,900
-------------------------------------------------------------------------------------------------
                                                                                $       2,602,900
-------------------------------------------------------------------------------------------------

INSURED-SPECIAL TAX REVENUE -- 0.1%

$            75   South Orange County, CA, Public Financing Authority,
                  (FGIC), DRIVERS, Variable Rate, 8/15/15(1)(2)                 $         366,000
-------------------------------------------------------------------------------------------------
                                                                                $         366,000
-------------------------------------------------------------------------------------------------

INSURED-TRANSPORTATION -- 4.8%

$         5,480   California Infrastructure and Economic Development,
                  (Bay Area Toll Bridges), (AMBAC), 5.00%, 7/1/33(6)            $       5,647,962
          2,985   Monroe County, NY, Airport Authority, (MBIA), DRIVERS,
                  (AMT), Variable Rate, 1/1/18(1)(4)                                    3,900,529
          2,000   New Jersey Turnpike Authority, RITES, (MBIA), Variable
                  Rate, 7/1/23(1)(2)                                                    2,485,200
          7,000   New York and New Jersey Port Authority, (FSA),
                  5.00%, 4/15/32                                                        7,244,090

                        See notes to financial statements

PRINCIPAL AMOUNT
(000'S OMITTED)      SECURITY                                                   VALUE
-------------------------------------------------------------------------------------------------
INSURED-TRANSPORTATION (CONTINUED)

$         2,500   Puerto Rico Highway and Transportation Authority, (CIFG),
                  5.00%, 7/1/23                                                 $       2,641,225
          3,000   Puerto Rico Highway and Transportation Authority, (FSA),
                  Variable Rate, 7/1/32(1)(2)                                           3,350,550
-------------------------------------------------------------------------------------------------
                                                                                $      25,269,556
-------------------------------------------------------------------------------------------------

NURSING HOME -- 4.6%

$         3,310   Bell County, TX, (Heritage Oaks Healthcare),
                  6.70%, 6/1/29                                                 $       2,290,255
          3,060   Clovis, NM, IDR, (Retirement Ranches, Inc.),
                  7.75%, 4/1/19                                                         3,167,039
          2,300   Colorado HFA, (Volunteers of America), 5.75%, 7/1/20                  2,056,890
          3,600   Colorado HFA, (Volunteers of America), 5.875%, 7/1/28                 3,114,360
          1,100   Colorado HFA, (Volunteers of America), 6.00%, 7/1/29                    971,179
          2,500   Massachusetts IFA, (Age Institute of Massachusetts),
                  8.05%, 11/1/25                                                        2,489,350
          1,190   Mississippi Business Finance Corp., (Magnolia Healthcare),
                  7.99%, 7/1/25                                                         1,217,418
          1,930   Ohio HFA, Retirement Rental Housing, (Encore Retirement
                  Partners), 6.75%, 3/1/19                                              1,657,330
          3,838   Tarrant County, TX, Health Facilities Authority,
                  8.00%, 9/1/25(5)                                                        577,064
          1,475   Tarrant County, TX, Health Facilities Authority, (3927
                  Foundation), 10.125%, 9/1/09(5)                                          44,254
          4,328   Tarrant County, TX, Health Facilities Authority, (3927
                  Foundation), 10.25%, 9/1/19(5)                                          129,853
          3,200   Westmoreland, PA, (Highland Health Systems, Inc.),
                  9.25%, 6/1/22                                                         3,249,472
          3,739   Wisconsin HEFA, (Wisconsin Illinois Senior Housing),
                  7.00%, 8/1/29                                                         3,491,760
-------------------------------------------------------------------------------------------------
                                                                                $      24,456,224
-------------------------------------------------------------------------------------------------

OTHER REVENUE -- 9.0%

$         6,000   California Statewide Communities Development Authority,
                  (East Valley Tourist Development Authority),
                  8.25%, 10/1/14                                                $       5,694,240
          3,000   California Statewide Communities Development Authority,
                  (East Valley Tourist Development Authority),
                  11.00%, 10/1/20                                                       3,017,250
          3,800   Capital Trust Agency, FL, (Seminole Tribe Convention),
                  8.95%, 10/1/33                                                        4,472,182
          8,700   Capital Trust Agency, FL, (Seminole Tribe Convention),
                  10.00%, 10/1/33                                                      10,825,497
          9,125   Golden Tobacco Securitization Corp., CA, Variable
                  Rate, 8/10/11(1)(4)                                                   9,156,481
          3,300   Golden Tobacco Securitization Corp., CA, Variable
                  Rate, 6/1/31(1)(4)                                                    3,351,876
$         3,670   Iowa Finance Authority, (Southbridge Mall),
                  6.375%, 12/1/13                                               $       3,409,687
          1,200   Puerto Rico Infrastructure Financing Authority,
                  Variable Rate, 10/1/32(1)(2)                                          1,803,180
          2,609   Santa Fe, NM, (1st Interstate Plaza), 8.00%, 7/1/13                   2,637,637
          3,525   Tobacco Settlement Financing Corp., NJ, Variable
                  Rate, 6/1/39(1)(4)                                                    3,398,523
-------------------------------------------------------------------------------------------------
                                                                                $      47,766,553
-------------------------------------------------------------------------------------------------

SENIOR LIVING / LIFE CARE -- 8.8%

$         7,745   Albuquerque, NM, Retirement Facilities, (La Vida Liena
                  Retirement Center), 6.60%, 12/15/28                           $       7,541,461
          2,500   Arizona Health Facilities Authority, (Care Institute, Inc. -
                  Mesa), 7.625%, 1/1/26(7)                                              1,966,775
          1,000   Chester, PA, IDA, (Senior Life-Choice of Kimberton),
                  (AMT), 8.50%, 9/1/25                                                  1,039,270
          3,500   Delaware County, PA, (White Horse Village),
                  7.30%, 7/1/14                                                         3,603,110
          1,585   Delaware County, PA, IDA, (Glen Riddle), (AMT),
                  8.625%, 9/1/25                                                        1,658,671
          1,000   Glen Cove, NY, IDA, (The Regency at Glen Cove),
                  0.00%, 1/1/13                                                           430,720
          1,000   Glen Cove, NY, IDA, (The Regency at Glen Cove),
                  0.00%, 7/1/13                                                           410,850
          1,000   Glen Cove, NY, IDA, (The Regency at Glen Cove),
                  0.00%, 1/1/14                                                           390,050
          1,000   Glen Cove, NY, IDA, (The Regency at Glen Cove),
                  0.00%, 7/1/14                                                           371,970
          1,000   Glen Cove, NY, IDA, (The Regency at Glen Cove),
                  0.00%, 1/1/15                                                           352,820
          1,000   Glen Cove, NY, IDA, (The Regency at Glen Cove),
                  0.00%, 7/1/15                                                           335,620
          1,000   Glen Cove, NY, IDA, (The Regency at Glen Cove),
                  0.00%, 1/1/16                                                           319,220
          1,000   Glen Cove, NY, IDA, (The Regency at Glen Cove),
                  0.00%, 7/1/16                                                           303,570
          1,000   Glen Cove, NY, IDA, (The Regency at Glen Cove),
                  0.00%, 1/1/17                                                           288,600
          1,000   Glen Cove, NY, IDA, (The Regency at Glen Cove),
                  0.00%, 7/1/17                                                           274,490
          1,000   Glen Cove, NY, IDA, (The Regency at Glen Cove),
                  0.00%, 1/1/18                                                           261,020
          1,000   Glen Cove, NY, IDA, (The Regency at Glen Cove),
                  0.00%, 7/1/18                                                           248,180
          1,000   Glen Cove, NY, IDA, (The Regency at Glen Cove),
                  0.00%, 1/1/19                                                           236,040
          1,000   Glen Cove, NY, IDA, (The Regency at Glen Cove),
                  0.00%, 7/1/19                                                           224,430

                        See notes to financial statements

PRINCIPAL AMOUNT
(000'S OMITTED)      SECURITY                                                   VALUE
-------------------------------------------------------------------------------------------------
SENIOR LIVING / LIFE CARE (CONTINUED)

$         1,870   Grove City, PA, Area Hospital Authority, (Grove Manor),
                  6.625%, 8/15/29                                               $       1,870,411
          3,530   Illinois Development Finance Authority, (Care Institute,
                  Inc. - Illinois), 7.80%, 6/1/25                                       3,633,500
          7,500   Kansas City, MO, IDA, (Kingswood United Methodist
                  Manor), 5.875%, 11/15/29                                              6,514,125
          5,220   Massachusetts IFA, (Forge Hill), (AMT), 6.75%, 4/1/30                 4,834,138
          6,470   Minneapolis, MN, (Walker Methodist Senior Services),
                  6.00%, 11/15/28                                                       5,383,687
          5,205   North Miami, FL, Health Care Facilities, (Imperial Club),
                  8.00%, 1/1/33                                                         3,877,100
-------------------------------------------------------------------------------------------------
                                                                                $      46,369,828
-------------------------------------------------------------------------------------------------

SPECIAL TAX REVENUE -- 2.9%

$         2,240   Bell Mountain Ranch, CO, Metropolitan District,
                  6.625%, 11/15/25                                              $       2,302,474
          3,395   Bell Mountain Ranch, CO, Metropolitan District,
                  7.375%, 11/15/19                                                      3,639,847
          3,800   Cottonwood, CO, Water and Sanitation District,
                  7.75%, 12/1/20                                                        4,042,554
          5,000   Massachusetts Bay Transportation Authority, Sales Tax,
                  5.00%, 7/1/32                                                         5,138,100
-------------------------------------------------------------------------------------------------
                                                                                $      15,122,975
-------------------------------------------------------------------------------------------------

TRANSPORTATION -- 3.3%

$           930   Eagle County, CO, (Eagle County Airport Terminal), (AMT),
                  7.00%, 5/1/21                                                 $         911,651
          1,375   Eagle County, CO, (Eagle County Airport Terminal), (AMT),
                  7.125%, 5/1/31                                                        1,338,576
            450   Eagle County, CO, (Eagle County Airport Terminal), (AMT),
                  7.50%, 5/1/21                                                           461,759
          5,000   New Jersey Transportation Trust Fund Authority, Variable
                  Rate, 6/15/17(1)(4)                                                   5,618,350
          5,250   Northwest Arkansas Regional Airport Authority, (AMT),
                  7.625%, 2/1/27                                                        5,626,268
          3,500   Port Authority of New York and New Jersey,
                  5.00%, 9/1/38                                                         3,594,430
-------------------------------------------------------------------------------------------------
                                                                                $      17,551,034
-------------------------------------------------------------------------------------------------

WATER AND SEWER -- 0.5%

$         1,800   Metropolitan Water District, CA, (Southern California
                  Waterworks), Variable Rate, 1/1/18(1)(2)                      $       2,452,626
-------------------------------------------------------------------------------------------------
                                                                                $       2,452,626
-------------------------------------------------------------------------------------------------

TOTAL TAX-EXEMPT INVESTMENTS
   (IDENTIFIED COST $493,433,681)                                               $     503,515,122
-------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 1.9%

                                                            PRINCIPAL
                                                            AMOUNT
SECURITY                                                    (000'S OMITTED)     VALUE
-------------------------------------------------------------------------------------------------
Pennsylvania Housing Finance Authority, Variable
Rate, 6/1/08                                                $         10,000    $      10,000,000

TOTAL SHORT-TERM INVESTMENTS
   (AT AMORTIZED COST, $10,000,000)                                             $      10,000,000
-------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS -- 97.2%
   (IDENTIFIED COST $503,433,681)                                               $     513,515,122
-------------------------------------------------------------------------------------------------

OTHER ASSETS, LESS LIABILITIES -- 2.8%                                          $      14,982,595
-------------------------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                                            $     528,497,717
-------------------------------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

FSA - Financial Security Assurance, Inc.

FGIC - Financial Guaranty Insurance Company

AMBAC - AMBAC Financial Group, Inc.

MBIA - Municipal Bond Insurance Association

XLCA - XL Capital Assurance, Inc.

CIFG - CDC IXIS Financial Guaranty North America, Inc.

At January 31, 2004, the concentration of the Portfolio's investments in the various states, determined as a percentage of net assets, is as follows:

California                                                        14.5%
Others, representing less than 10% individually                   80.8%

The Portfolio invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 2004, 16.9% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 0.1% to 6.4% of total investments.

(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(2)  Security has been issued as a leveraged inverse floater bond.

(3) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(4)  Security has been issued as an inverse floater bond.

(5)  Non-income producing security.

(6) Security (or a portion thereof) has been segregated to cover when-issued securities.

(7)  The Portfolio is accruing only partial interest on this security.

                        See notes to financial statements

HIGH YIELD MUNICIPALS PORTFOLIO AS OF JANUARY 31, 2004

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF JANUARY 31, 2004

ASSETS

Investments, at value
   (identified cost, $503,433,681)                                           $    513,515,122
Receivable for investments sold                                                    10,218,839
Interest receivable                                                                10,836,524
---------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                 $    534,570,485
---------------------------------------------------------------------------------------------

LIABILITIES

Demand note payable                                                          $      1,300,000
Payable for daily variation margin on open financial futures contracts                800,000
Payable for when-issued securities                                                  3,899,875
Due to bank                                                                            19,368
Accrued expenses                                                                       53,525
---------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                            $      6,072,768
---------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS' INTEREST IN PORTFOLIO                    $    528,497,717
---------------------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Net proceeds from capital contributions and withdrawals                      $    521,088,638
Net unrealized appreciation (computed on the basis of identified cost)              7,409,079
---------------------------------------------------------------------------------------------
TOTAL                                                                        $    528,497,717
---------------------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
JANUARY 31, 2004

INVESTMENT INCOME

Interest                                                                     $     32,429,328
---------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                      $     32,429,328
---------------------------------------------------------------------------------------------

EXPENSES

Investment adviser fee                                                       $      2,581,585
Trustees' fees and expenses                                                            18,801
Custodian fee                                                                         163,334
Legal and accounting services                                                          36,936
Miscellaneous                                                                          34,645
---------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                               $      2,835,301
---------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                                                        $     29,594,027
---------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) --
   Investment transactions (identified cost basis)                           $        (78,027)
   Financial futures contracts                                                      2,837,187
   Interest rate swap contracts                                                      (850,000)
---------------------------------------------------------------------------------------------
NET REALIZED GAIN                                                            $      1,909,160
---------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                                       $     21,146,491
   Financial futures contracts                                                     (2,553,033)
---------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                         $     18,593,458
---------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                                             $     20,502,618
---------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                   $     50,096,645
---------------------------------------------------------------------------------------------

                        See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS

                                                     YEAR ENDED          YEAR ENDED
                                                     JANUARY 31, 2004    JANUARY 31, 2003
-----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
From operations --
   Net investment income                             $     29,594,027    $     26,710,778
   Net realized gain (loss)                                 1,909,160         (21,333,592)
   Net change in unrealized
      appreciation (depreciation)                          18,593,458          22,192,449
-----------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS           $     50,096,645    $     27,569,635
-----------------------------------------------------------------------------------------
Capital transactions --
   Contributions                                     $    211,911,695    $     93,176,293
   Withdrawals                                           (106,669,582)        (94,678,809)
-----------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL TRANSACTIONS                              $    105,242,113    $     (1,502,516)
-----------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                           $    155,338,758    $     26,067,119
-----------------------------------------------------------------------------------------


NET ASSETS

At beginning of year                                 $    373,158,959    $    347,091,840
-----------------------------------------------------------------------------------------
AT END OF YEAR                                       $    528,497,717    $    373,158,959
-----------------------------------------------------------------------------------------

                        See notes to financial statements

HIGH YIELD MUNICIPALS PORTFOLIO AS OF JANUARY 31, 2004

FINANCIAL STATEMENTS

SUPPLEMENTARY DATA

                                                                                   YEAR ENDED JANUARY 31,
                                                          -----------------------------------------------------------------------
                                                              2004           2003         2002(1)         2001           2000
---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

Ratios (As a percentage of average daily net assets):
Expenses                                                         0.68%          0.71%          0.70%          0.72%          0.68%
Expenses after custodian fee reduction                           0.68%          0.71%          0.70%          0.72%          0.67%
Net investment income                                            7.08%          7.32%          6.69%          6.86%          6.25%
Portfolio Turnover                                                 40%            15%            24%            29%            58%
---------------------------------------------------------------------------------------------------------------------------------
Total Return(2)                                                 12.64%          7.72%          5.55%            --             --
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S OMITTED)                   $   528,498    $   373,159    $   347,092    $   328,134    $   338,925
---------------------------------------------------------------------------------------------------------------------------------

(1) The Portfolio adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing market discount on fixed-income securities. The effect of this change for the year ended January 31, 2002 on the ratio of net investment income to average net assets was less than 0.01%. Ratios for the periods prior to February 1, 2001 have not been restated to reflect this change in presentation.

(2) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                        See notes to financial statements

HIGH YIELD MUNCIPALS PORTFOLIO AS OF JANUARY 31, 2004

NOTES TO FINANCIAL STATEMENTS

1  SIGNIFICANT ACCOUNTING POLICIES

   High Yield Municipals Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as a diversified open-end management investment company, which was organized as a trust under the laws of the State of New York on May 1, 1995. The Portfolio seeks to achieve high current income exempt from regular federal income tax. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At January 31, 2004, the Eaton Vance High Yield Municipals Fund had an approximate 99.9% interest in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

   A INVESTMENT VALUATION -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts listed on commodity exchanges are valued at closing settlement prices. Short-term obligations maturing in sixty days or less are valued at amortized cost which approximates fair value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

   B INCOME -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount.

   C INCOME TAXES -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Interest income received by the Portfolio on investments in municipal bonds, which is excludable from gross income under the Internal Revenue Code, will retain its status as income exempt from Federal income tax when allocated to the Portfolio's investors. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax preference item for investors.

   D FINANCIAL FUTURES CONTRACTS -- Upon entering into a financial futures contract, the Portfolio is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

   E INTEREST RATE SWAPS -- The Portfolio may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates or as substitution for the purchase or sale of securities. Pursuant to these agreements the Portfolio makes bi-annual payments at a fixed interest rate. In exchange, the Portfolio receives payments based on the interest rate of a benchmark industry index. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. However, the Portfolio does not anticipate non-performance by the counterparty. Risk may also arise from the unanticipated movements in value of interest rates.

   F LEGAL FEES -- Legal fees and other related expenses incurred as part of negotiations of the terms and requirements of capital infusions, or that are expected to result in the restructuring of or a plan of reorganization for an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

   G WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Portfolio may engage in when-issued and delayed delivery transactions. The Portfolio records when-issued securities on trade date and maintains security positions such that sufficient liquid assets will be available to make payments for the securities purchased.

   Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin accruing interest on settlement date.

   H EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of operating expenses on the Statement of Operations.

   I USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

   J INDEMNIFICATIONS -- Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements in unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

   K OTHER -- Investment transactions are accounted for on a trade date basis.

2  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e. income other than gains from the sales of securities). For the year ended January 31, 2004, the fee was equivalent to 0.62% of the Portfolio's average net assets for such period and amounted to $2,581,585. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Trustees of the Portfolio who are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended January 31, 2004, no significant amounts have been deferred.

   Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  INVESTMENTS

   Purchases and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $277,057,259 and $163,186,894, respectively, for the year ended January 31, 2004.

4  FEDERAL INCOME TAX BASIS OF UNREALIZED APPRECIATION (DEPRECIATION)

   The cost and unrealized appreciation (depreciation) in value of the investments owned at January 31, 2004 as computed on a federal income tax basis, were as follows:

   AGGREGATE COST                                                $  504,113,936
   ----------------------------------------------------------------------------
   Gross unrealized appreciation                                 $   32,174,639
   Gross unrealized depreciation                                    (22,773,453)
   ----------------------------------------------------------------------------
   NET UNREALIZED APPRECIATION                                   $    9,401,186
   ----------------------------------------------------------------------------

5  LINE OF CREDIT

   The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. At January 31, 2004 the Portfolio had a balance outstanding pursuant to this line of credit of $1,300,000. The Portfolio did not have any significant borrowings or allocated fees during the year ended January 31, 2004.

6  FINANCIAL INSTRUMENTS

   The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and interest rate swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

   A summary of obligations under these financial instruments at January 31, 2004 is as follows:

   FUTURES CONTRACTS

   EXPIRATION                                                   NET UNREALIZED
   DATE(S)           CONTRACTS                   POSITION        DEPRECIATION
   ---------------------------------------------------------------------------
   3/04              950 U.S. Treasury Bond      Short          $   (2,403,022)
   ---------------------------------------------------------------------------
   3/04              200 U.S. Treasury Note      Short                (269,340)
   ---------------------------------------------------------------------------
                                                                $   (2,672,362)
   ---------------------------------------------------------------------------

   At January 31, 2004, the Portfolio had sufficient cash and/or securities to cover margin requirements on open futures contracts.

HIGH YIELD MUNICIPALS PORTFOLIO as of January 31, 2004

INDEPENDENT ACCOUNTANTS' REPORT

TO THE TRUSTEES AND INVESTORS OF
HIGH YIELD MUNICIPALS PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of High Yield Municipals Portfolio (the "Portfolio") as of January 31, 2004 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2004 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of High Yield Municipals Portfolio as of January 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
March 18, 2004

EATON VANCE HIGH YIELD MUNICIPALS FUND

MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of Eaton Vance Municipals Trust II (the Trust) and High Yield Municipals Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM.

                                                                                            NUMBER OF
                          POSITION(S)         TERM OF                                      PORTFOLIOS
                           WITH THE          OFFICE AND                                  IN FUND COMPLEX
       NAME AND            TRUST AND         LENGTH OF        PRINCIPAL OCCUPATION(S)      OVERSEEN BY
    DATE OF BIRTH        THE PORTFOLIO        SERVICE         DURING PAST FIVE YEARS        TRUSTEE(1)     OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE(S)

Jessica M. Bibliowicz       Trustee          Since 1998     Chairman, President and            193           Director of National
11/28/59                                                    Chief Executive Officer of                        Financial Partners
                                                            National Financial
                                                            Partners (financial
                                                            services company) (since
                                                            April 1999). President and
                                                            Chief Operating Officer of
                                                            John A. Levin & Co.
                                                            (registered investment
                                                            adviser) (July 1997 to
                                                            April 1999) and a Director
                                                            of Baker, Fentress &
                                                            Company, which owns John
                                                            A. Levin & Co. (July 1997 to
                                                            April 1999). Ms. Bibliowicz
                                                            is an interested person
                                                            because of her affiliation
                                                            with a brokerage firm.

James B. Hawkes           Trustee and       Trustee and     Chairman, President and            196              Director of EVC
11/9/41                  Vice President    Vice President   Chief Executive Officer of
                                            of the Trust    BMR, EVC, EVM and EV;
                                           since 1993; of   Director of EV; Vice
                                           the Portfolio    President and Director of
                                             since 1995     EVD. Trustee and/or
                                                            officer of 195 registered
                                                            investment companies in
                                                            the Eaton Vance Fund
                                                            Complex. Mr. Hawkes is an
                                                            interested person because
                                                            of his positions with BMR,
                                                            EVM, EVC and EV, which are
                                                            affiliates of the Fund and
                                                            the Portfolio.

NONINTERESTED TRUSTEE(S)

Samuel L. Hayes, III        Trustee        Trustee of the   Jacob H. Schiff Professor          196           Director of Tiffany &
2/23/35                                     Trust since     of Investment Banking                               Co. (specialty
                                            1993; of the    Emeritus, Harvard                                retailer) and Telect,
                                          Portfolio since   University Graduate School                               Inc.
                                                1995        of Business Administration.                       (telecommunication
                                                                                                               services company)

William H. Park             Trustee          Since 2003     President and Chief                193                   None
9/19/47                                                     Executive Officer, Prizm
                                                            Capital Management, LLC
                                                            (investment management
                                                            firm) (since 2002).
                                                            Executive Vice President
                                                            and Chief Financial
                                                            Officer, United Asset
                                                            Management Corporation (a
                                                            holding company owning
                                                            institutional investment
                                                            management firms)
                                                            (1982-2001).

Ronald A. Pearlman          Trustee          Since 2003     Professor of Law,                  193                   None
7/10/40                                                     Georgetown University Law
                                                            Center (since 1999). Tax
                                                            Partner, Covington &
                                                            Burling, Washington, DC
                                                            (1991-2000).

                                                                                            NUMBER OF
                          POSITION(S)         TERM OF                                      PORTFOLIOS
                           WITH THE          OFFICE AND                                  IN FUND COMPLEX
       NAME AND            TRUST AND         LENGTH OF        PRINCIPAL OCCUPATION(S)      OVERSEEN BY
    DATE OF BIRTH         PORTFOLIOS          SERVICE         DURING PAST FIVE YEARS        TRUSTEE(1)     OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
NONINTERESTED TRUSTEE(S) (CONTINUED)

Norton H. Reamer            Trustee        Trustee of the   President, Chief Executive         196                   None
9/21/35                                     Trust since     Officer and a Director of
                                            1993; of the    Asset Management Finance
                                          Portfolio since   Corp. (a specialty finance
                                                1995        company serving the
                                                            investment management
                                                            industry) (since
                                                            October 2003). President,
                                                            Unicorn Corporation (an
                                                            investment and financial
                                                            advisory services company)
                                                            (since September 2000).
                                                            Formerly, Chairman,
                                                            Hellman, Jordan Management
                                                            Co., Inc. (an investment
                                                            management company)
                                                            (2000-2003). Formerly,
                                                            Advisory Director of
                                                            Berkshire Capital
                                                            Corporation (investment
                                                            banking firm) (2002-2003).
                                                            Formerly, Chairman of the
                                                            Board, United Asset
                                                            Management Corporation (a
                                                            holding company owning
                                                            institutional investment
                                                            management firms) and
                                                            Chairman, President and
                                                            Director, UAM Funds
                                                            (mutual funds) (1980-2000).

Lynn A. Stout               Trustee          Since 1998     Professor of Law,                  196                   None
9/14/57                                                     University of California
                                                            at Los Angeles School of
                                                            Law (since July 2001).
                                                            Formerly, Professor of
                                                            Law, Georgetown University
                                                            Law Center.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                               POSITION(S)            TERM OF
                                WITH THE            OFFICE AND
       NAME AND                TRUST AND             LENGTH OF                             PRINCIPAL OCCUPATION(S)
    DATE OF BIRTH            THE PORTFOLIO            SERVICE                              DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------------------
Thomas J. Fetter               President           President of the      Vice President of EVM and BMR. Officer of 127
8/20/43                                         Trust since 1993; of     registered investment companies managed by EVM or BMR.
                                                   the Portfolio
                                                     since 1995

Robert B. MacIntosh          Vice President     Vice President of the    Vice President of EVM and BMR. Officer of 127
1/22/57                                          Trust since 1993; of    registered investment companies managed by EVM or BMR.
                                                 the Portfolio since
                                                         2003

Thomas M. Metzold          Vice President of         Since 1995          Vice President of EVM and BMR. Officer of 7 registered
8/3/58                       the Portfolio                               investment companies managed by EVM or BMR.

Alan R. Dynner                 Secretary             Since 1997          Vice President, Secretary and Chief Legal Officer of
10/10/40                                                                 BMR, EVM, EVD, EV and EVC. Officer of 196 registered
                                                                         investment companies managed by EVM or BMR.

Barbara E. Campbell         Treasurer of the        Since 2002(2)        Vice President of EVM and BMR. Officer of
6/19/57                        Portfolio                                 196 registered investment companies managed by EVM or
                                                                         BMR.

James L. O'Connor           Treasurer of the         Since 1993          Vice President of BMR, EVM and EVD. Officer of
4/1/45                           Trust                                   117 registered investment companies managed by EVM or
                                                                         BMR.

(1) Includes both master and feeder funds in a master-feeder structure.

(2) Prior to 2002, Ms. Campbell served as Assistant Treasurer since 1995.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

              INVESTMENT ADVISER OF HIGH YIELD MUNICIPALS PORTFOLIO
                         BOSTON MANAGEMENT AND RESEARCH
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109

             ADMINISTRATOR OF EATON VANCE HIGH YIELD MUNICIPALS FUND
                             EATON VANCE MANAGEMENT
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109

                              PRINCIPAL UNDERWRITER
                         EATON VANCE DISTRIBUTORS, INC.
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109
                                 (617) 482-8260

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 Clarendon Street
                                Boston, MA 02116

                                 TRANSFER AGENT
                                    PFPC INC.
                             Attn: Eaton Vance Funds
                                  P.O. Box 9653
                            Providence, RI 02940-9653
                                 (800) 262-1122

                              INDEPENDENT AUDITORS
                              DELOITTE & TOUCHE LLP
                               200 Berkeley Street
                              Boston, MA 02116-5022


                     EATON VANCE HIGH YIELD MUNICIPALS FUND
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

    This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.

416-3/04                                                                   HYSRC

ITEM 2. CODE OF ETHICS

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant's Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts. Mr. Park is a certified public accountant who is the President and Chief Executive Officer of Prizm Capital Management, LLC (a fixed income investment management firm). Previously, he served as Executive Vice President and Chief Financial Officer of United Asset Management Corporation ("UAM") (a holding company owning institutional investment management firms). Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration. Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company). Formerly, Mr. Reamer was Chairman of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES
(a)-(d)

Eaton Vance High Yield Municipals Fund (the "Fund") is a series of Eaton Vance Municipals Trust II (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. Including the Fund, the Trust contains a total of four series (collectively, the "Series"). This Form N-CSR relates to the Fund's annual report.

The following table present the aggregate fees billed to the Fund for the Fund's fiscal years ended January 31, 2003 and January 31, 2004 by the Fund's principal accountant for professional services rendered for the audit of the Fund's annual financial statements and fees billed for other services rendered by the principal accountant during those periods.

YEARS ENDED                                       1/31/03      1/31/04
----------------------------------------------------------------------
Audit Fees                                      $  10,990    $  11,845

Audit-Related Fees(1)                                   0            0

Tax Fees(2)                                         5,100        5,200

All Other Fees(3)                                       0            0
                                                ----------------------

Total                                           $  16,090    $  17,045
                                                ======================

The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by each Series's principal accountant for the last two fiscal years of each Series.

YEARS ENDED                                       1/31/03      1/31/04
----------------------------------------------------------------------
Audit Fees                                      $  35,514    $  38,625

Audit-Related Fees(1)                                   0            0

Tax Fees(2)                                        19,300       20,800

All Other Fees(3)                                       0            0
                                                ----------------------

Total                                           $  54,814    $  59,425
                                                ======================

(1) Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2) Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3) All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant's audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant's principal accountant (the "Pre-Approval Policies"). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies
(i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant's audit committee at least annually. The registrant's audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant's principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant's audit committee pursuant to the "de minimis exception" set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to all of the Series in the Trust by each Series's principal accountant for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to Eaton Vance Corp. by each Series's principal accountant for the last two fiscal years of each Series.

YEARS ENDED                                       1/31/03      1/31/04
----------------------------------------------------------------------
Registrant(1)                                   $  19,300    $  20,800

Eaton Vance Corp.(2)                            $ 331,017    $ 458,858

(1)    Includes all of the Series in the Trust.

(2) The investment adviser, as well as any of its affiliates that provide ongoing services to the Series, are subsidiaries of Eaton Vance Corp.

(h) The registrant's audit committee has considered whether the provision by the registrant's principal accountant of non-audit services to the investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Required in Filing.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES

(a) It is the conclusion of the registrant's principal executive officer and principal financial officer that the effectiveness of the registrant's current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission's rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant's principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10. EXHIBITS

(a)(1)         Registrant's Code of Ethics - Not applicable (please see Item 2).
(a)(2)(i)      Treasurer's Section 302 certification.
(a)(2)(ii)     President's Section 302 certification.
(b)            Combined Section 906 certification.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EATON VANCE MUNICIPALS TRUST II (ON BEHALF OF EATON VANCE HIGH YIELD MUNICIPALS
FUND))


By:    /S/ Thomas J. Fetter
       -----------------------------
       Thomas J. Fetter

       President


Date:        March 18, 2004
             --------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /S/ James L. O'Connor
       ---------------------
       James L. O'connor
       Treasurer


Date:        March 18, 2004
             --------------


By:    /S/ Thomas J. Fetter
       --------------------
       Thomas J. Fetter

       President


Date:        March 18, 2004
             --------------